                                                                    EXHIBIT 10.3

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS FIRST AMENDMENT to Amended and Restated Credit Agreement (this "Amendment") is entered into as of the 10th day of June, 2002, by and among (a) Dominion Homes, Inc. (the `"Company"), (b) the institutions from time to time party to the Credit Agreement (as defined below) as lenders (individually, a "Lender" and collectively, the "Lenders"), and (c) The Huntington National Bank ("Huntington") as issuing bank and as a Lender, and Huntington in its separate capacity as administrative agent for the Lenders and the issuing bank (with its successors in such capacity, the "Administrative Agent").

                                    RECITALS:

      A. As of December 31, 2001, the Company, the Lenders, the Administrative Agent, and Huntington, in its capacity as issuing bank, executed a certain Amended and Restated Credit Agreement (the "Credit Agreement"), setting forth the terms of certain extensions of credit to the Company; and

      B. As of December 31, 2001, the Company executed and delivered to the Administrative Agent, inter alia, revolving credit notes in favor of the Lenders, in the original aggregate principal sum of One Hundred Seventy Five Million Dollars ($175,000,000) and a swing note in favor of Huntington in the principal sum of $10,000,000, (hereinafter collectively, the "Notes"); and

      C. In connection with the Credit Agreement and the Notes, the Company and certain of its Subsidiaries executed and delivered to the Administrative Agent a standby letter of credit reimbursement agreement, guaranty agreements, certain other loan documents, consents, agreements, and instruments in connection with the indebtedness referred to in the Credit Agreement (all of the foregoing, together with the Notes and the Credit Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

      D. The Company intends to issue up to 1,712,500 common shares of the Company's stock, without par value (the "New Issuance"); and

      E. The Company has recently established three Subsidiaries, Dominion Homes Realty, LLC, a Kentucky limited liability company, Alliance Title Agency of Kentucky, LLC, a Kentucky limited liability company and Resolution Property Company, LLC, an Ohio limited liability company (collectively, the "New Subsidiaries"), which the Company desires to designate as Restricted Subsidiaries under the Credit Agreement.

      F. The Company has requested that the Required Lenders and the Administrative Agent amend and modify certain terms and covenants in the Credit Agreement to permit the Company to complete the New Issuance, and to designate the New Subsidiaries as Restricted Subsidiaries, and the Required Lenders and the Administrative Agent are willing to do so upon the terms and conditions contained herein.


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      NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

      2. Section 7.4, "Corporate Information," of the Credit Agreement is hereby amended to recite in its entirely as follows:

            7.4 Corporate Information.

      Schedule 7.4 attached to a certain First Amendment to Amended and Restated Credit Agreement dated as of June 10, 2002 (the "First Amendment"), accurately represents as of March 31, 2002, the following: (a) the classes of capital stock or equity interests, as applicable, of the Company and each Subsidiary and par value of each such class, as applicable, all as authorized by the Company's or such Subsidiary's Articles of Incorporation or other Constituent Documents, (b) the number of shares of each such class of stock or equity interests, as applicable, issued or outstanding, and (c) the Company's and each Subsidiary's employer tax identification number. All shares of all classes of capital stock or other equity interests issued and outstanding are fully paid and nonassessable. As of the date of the First Amendment, except for options granted pursuant to the Company's Incentive Stock Plan and common shares to be issued in connection with the Company's new issuance of up to 1,712,500 common shares of stock without par value, neither the Company nor any Subsidiary has outstanding any securities, or any other instrument convertible to a security of the Company or such Subsidiary, or any commitment, understanding, agreement or arrangement to issue, sell or have outstanding any of the foregoing.

      3. Notwithstanding Section 8.6, "Contingent Liabilities," of the Credit Agreement, the Required Lenders hereby consent to the incurrence of customary indemnification obligations to underwriters, investment bankers or financial advisors in connection with the New Issuance.

      4. The definitions of "Borror Group" and "Change in Control," in Section
      14.3 "Defined Terms," of the Credit Agreement are hereby amended, and new definitions of "Control" and "Constituent Document" are hereby added to the Credit Agreement in appropriate alphabetical order to recite as follows:

      "Borror Group" means (a) any corporation, partnership, entity or trust in respect of which Donald A. Borror and/or his lineal descendants directly or indirectly (i) exercise voting control and (ii) have a majority of the beneficial interests thereof, (b) any individual shareholder of BRC Properties Inc. formerly known as Borror


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      Realty Company ("BRC") as of the date of this Agreement, (c) any lineal descendant of Donald A. Borror, or (d) any combination thereof.

      "Change in Control" shall mean (a) the replacement of a majority of the Board of Directors of the Company or BRC from the directors who constituted the Board of Directors on the date of this Agreement for any reason other than death or disability, and such replacement shall not have been approved by the Board of Directors of the Company or of BRC, as the case may be, as constituted on the date of this Agreement (or as changed over time with the approval of the Board of Directors of such entity); or
      (b) a company, person, entity or group of companies, persons or entities (other than any of the Borror Group) acting in concert, shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, exercise of the stock pledge or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of equity securities of the Company or BRC representing more than 29% of the combined voting power of the outstanding securities of the Company or BRC, as applicable, ordinarily having the right to vote in the election of directors from the beneficial owners as of the date hereof; or (c) the failure of the Borror Group at any time to (i) have (on a fully diluted basis) beneficial ownership and voting control of (A) 30% of the outstanding equity securities of the Company or (B) the majority of the outstanding equity securities of BRC, as the case may be, or (ii) Control the Company.

      "Control" means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. A Person shall be deemed to have "control" of another Person if it is a "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 of the Securities Exchange Act of 1934, as amended) or a member of a "group" that is the beneficial owner, directly or indirectly, of 30% or more of the voting equity securities in such Person.

      "Constituent Document" means with respect to any entity, (i) the articles or certificate of incorporation (or equivalent organizational documents) of such entity, (ii) the by-laws (or equivalent governing documents) of such entity and (iii) any document setting forth the designation, amount or relative rights, limitations and preferences of any class or series of capital stock, warrants, options or other equity interests.

      The remainder of Section 14.3 shall remain as originally written.

      5. The Required Lenders and the Administrative Agent hereby consent nunc pro tunc to the establishment of the New Subsidiaries, the Company's Investments therein, and any Indebtedness of such Subsidiaries incurred to the Parent in connection with Section 8.5(f) of the Credit Agreement.


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      6. Conditions of Effectiveness. All provisions of this Amendment, other than paragraph 4 above, shall become effective as of June 10, 2002, upon satisfaction of all of the following conditions precedent:

            (a) The Administrative Agent shall have received nine duly executed copies of this Amendment, a replacement Schedule 7.4, "Corporate Information," the loan documents or other requirements referenced on
      Exhibit 6(a) attached hereto, and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Administrative Agent, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel; and

      (b) The representations contained in paragraph 7 below shall be true and accurate in all respects.

      Paragraph 4 of this Amendment shall become effective upon satisfaction of all of the following conditions precedent: (c) the Company's consummation of an underwritten public offering with one or more investment advisors satisfactory to the Administrative Agent; and (d) the representations contained in paragraph 7 below shall be true and accurate in all respects.

      7. Representations. The Company represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Company in the Credit Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Company has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Credit Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default or a Potential Default.

      8. Amendment to Credit Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "Credit Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders and the Administrative Agent may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders or the Administrative Agent under or of any other term or provisions of the Credit Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders and the Administrative Agent, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Company ratifies and confirms each term, provision, condition and covenant set forth in the Credit Agreement and the Loan Documents and


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acknowledges that the agreements set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

      9. Authority. The Company hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Company has been duly authorized to execute and deliver the same and bind the Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation or code of regulations of the Company or any law applicable to the Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company; and (d) this Amendment constitutes a valid and legally binding obligation upon the Company in every respect.

      10. Counterparts. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

      11. Costs and Expenses. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other loan documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent's counsel with respect thereto.

      12. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.


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      IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent
have hereunto set their hands as of the date first set forth above.

                                   COMPANY:


                                   DOMINION HOMES, INC.

                                   By: /s/ Peter J. O'Hanlon
                                      ------------------------------------------

                                   Its: Senior Vice President Finance / CFO
                                       -----------------------------------------


                                   ADMINISTRATIVE AGENT:

                                   THE HUNTINGTON NATIONAL BANK

                                   By: /s/ William R. Remias
                                      ------------------------------------------

                                   Its: Vice President
                                       -----------------------------------------


                                   LENDERS:

                                   THE HUNTINGTON NATIONAL BANK,
                                   as Lender and Issuing Bank

                                   By: /s/ William R. Remias
                                      ------------------------------------------

                                   Its: Vice President
                                       -----------------------------------------


                                   BANK ONE, NATIONAL ASSOCIATION

                                   By: /s/ David A. DeVictor
                                      ------------------------------------------

                                   Its: Vice President
                                       -----------------------------------------


                                     - 27 -
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                                   KEYBANK NATIONAL ASSOCIATION

                                   By: /s/ Robert L. Zelina
                                      ------------------------------------------

                                   Its: Vice President
                                       -----------------------------------------


                                   NATIONAL CITY BANK

                                   By: /s/ Steven A. Smith
                                      ------------------------------------------

                                   Its: Senior Vice President
                                       -----------------------------------------


                                   COMERICA BANK

                                   By: /s/ Charles L. Weddell
                                      ------------------------------------------

                                   Its: Vice President
                                       -----------------------------------------


                                   FIRSTAR BANK, N.A.

                                   By: /s/ Marilyn K. Miller
                                      ------------------------------------------

                                   Its: Vice President
                                       -----------------------------------------


                                   THE PROVIDENT BANK

                                   By: /s/ Stephen S. Brooks
                                      ------------------------------------------

                                   Its: Senior Vice President
                                       -----------------------------------------


                                   FIFTH THIRD BANK (CENTRAL OHIO)

                                   By: /s/ John K. Beardslee
                                      ------------------------------------------

                                   Its: Vice President
                                       -----------------------------------------


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